UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 18, 2014

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

March 18, 2014 Nasdaq Notice

On March 18, 2014, James River Coal Company (the "Company") received a notice (the “March 18 Notice”) from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with the continued listing requirements of Nasdaq Marketplace Rule 5450(a)(1) because the bid price of the Company’s common stock closed below the required minimum $1.00 per share for the previous thirty consecutive business days.

The March 18 Notice also indicated that, in accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, until September 15, 2014, to regain compliance with Rule 5450(a)(1). If at any time before September 15, 2014 the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will notify the Company that it has regained compliance with Rule 5450(a)(1). In the event the Company does not regain compliance with Rule 5450(a)(1) prior to the expiration of the 180-day period (or such later date as Nasdaq may provide by extension), Nasdaq will notify the Company that its common stock is subject to delisting.

March 20, 2014 Nasdaq Notice

On March 20, 2014, the Company received a notice from Nasdaq stating that the Company is not in compliance with the continued listing requirements of Nasdaq Marketplace Rule 5250(c)(1) because its Annual Report on Form 10-K for its fiscal year ended December 31, 2013 (the “2013 10-K”) was not timely filed with the Securities and Exchange Commission (“SEC”).

In a Form 12b-25 Notification of Late Filing and a Current Report on Form 8-K, both filed with the SEC on March 17, 2014, the Company disclosed that it was unable to timely file its 2013 10-K without unreasonable effort and expense because of (i) the strategic review process announced on February 7, 2014, and (ii) the Company’s inability to complete the financial statements and other disclosures to be included in its 2013 10-K because of the time requirements of the strategic review process and the significant accounting and reporting issues related to both the strategic review process and the previously announced adjustments to the Company’s mining operations.

The Company has sixty calendar days from the date thereof to file the 2013 10-K or to submit to Nasdaq a plan to otherwise regain compliance with the Nasdaq Marketplace Rules. If the Company submits a plan that is acceptable to Nasdaq, then Nasdaq may grant the Company an extension of up to 180 days from the prescribed due date for filing the 2013 10-K (i.e., until September 15, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant)

By:	/s/ Samuel M. Hopkins II
Samuel M. Hopkins II Vice President and Chief Accounting Officer

Date:  March 24, 2014